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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Annual Report of Equus II Incorporated (the "Company") on Form 10-K for the period ended September 30, 2002 (the "Report"), I, Sam P. Douglass, Chairman and Chief Executive Officer of the Company, hereby certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 8, 2003                            /s/ SAM P. DOUGLASS
                                                 _______________________________
                                                 Sam P. Douglass
                                                 Chairman
                                                 Chief Executive Officer